UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION

13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 12, 2006 (June 7, 2006)

ADE CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Massachusetts

(State or other jurisdiction

of incorporation)

Commission File No. 0-26714	04-2441829
(IRS Employer
Identification No.)

80 Wilson Way, Westwood, Massachusetts	02090
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 467-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 7, 2006, Dean Drulias, a purported shareholder of ADE Corporation, or ADE, filed a complaint in Massachusetts Superior Court, Norfolk County, against ADE, each of ADE’s directors, KLA-Tencor Corporation, or KLA-Tencor, and South Acquisition Corporation, or South, entitled Dean Drulias v. ADE Corporation, et al. (Civil Action No. 06-00963). The complaint alleges, among other things, that in connection with the sale of ADE to KLA-Tencor, or the Merger, the directors of ADE breached their fiduciary duties, ADE’s preliminary proxy statement related to the Merger contains inaccurate statements of material facts and omits material facts and KLA-Tencor has aided and abetted ADE’s directors in their alleged breaches of fiduciary duties. Among other things, the complaint seeks a determination that the class action status is proper, an enjoinment of the Merger, or if the Merger is consummated, rescission of the Merger, and the payment of compensatory damages and other fees and costs. Although the ultimate outcome of this matter cannot be determined with certainty, ADE believes that the complaint is completely without merit and it and the other defendants intend to vigorously defend this lawsuit.

Additional Information and Where to Find It

In connection with the Merger, ADE will file a proxy statement and other relevant documents with the Securities and Exchange Commission, or the SEC. ADE STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE AS IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND RELATED MATTERS. ADE STOCKHOLDERS WILL HAVE ACCESS TO FREE COPIES OF THE PROXY STATEMENT (WHEN AVAILABLE) AND OTHER DOCUMENTS FILED WITH THE SEC BY ADE AND KLA-TENCOR THROUGH THE SEC WEBSITE AT WWW.SEC.GOV. THE PROXY STATEMENT AND RELATED MATERIALS MAY ALSO BE OBTAINED FOR FREE (WHEN AVAILABLE) FROM ADE BY DIRECTING A REQUEST TO: ADE CORPORATION, 80 WILSON WAY, WESTWOOD, MASSACHUSETTS 02090, ATTENTION: CHIEF FINANCIAL OFFICER, TELEPHONE: (781) 467-3500. DOCUMENTS FILED WITH THE SEC BY KLA-TENCOR MAY ALSO BE OBTAINED FOR FREE (WHEN AVAILABLE) FROM KLA-TENCOR BY DIRECTING A REQUEST TO: KLA-TENCOR CORPORATION, 160 RIO ROBLES, SAN JOSE, CALIFORNIA 95134, ATTENTION: GENERAL COUNSEL, TELEPHONE: (408) 875-3000.

KLA-Tencor, ADE and their respective directors and executive officers and other members of management and employees may be deemed to participate in the solicitation of proxies in respect of the proposed transactions. Information regarding KLA-Tencor’s directors and executive officers is available in KLA-Tencor’s proxy statement for its 2005 annual meeting of stockholders, which was filed with the SEC on October 13, 2005, and information regarding ADE’s directors and executive officers is available in ADE’s annual report on Form 10-K for the year ended April 30, 2005, and its proxy statement for its 2005 annual meeting of stockholders, which were filed with the SEC on July 26 and August 19, 2005, respectively. Additional information regarding the interests of such potential participants will be included in the proxy statement and the other relevant documents filed with the SEC when they become available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADE CORPORATION

By: /s/ Brian C. James
Name: Brian C. James
Title: Executive Vice President, Treasurer and Chief Financial Officer

Date: June 12, 2006